                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 12, 2004




                            FIRSTSERVICE CORPORATION
             (Exact name of Registrant as specified in its charter)

                         Commission file number 0-24762



        ONTARIO, CANADA                                NOT APPLICABLE
(Jurisdiction of incorporation)             (I.R.S. employer identification no.)


       1140 BAY STREET, SUITE 4000
        TORONTO, ONTARIO, CANADA                          M5S 2B4
(Address of Principal Executive Offices)               (Postal code)


        Registrant's telephone number, including area code: 416-960-9500


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)




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                                      -2-

ITEM 12.  QUARTERLY RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished under Item 12 of Form 8-K: On May 12, 2004, FirstService Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The following tables provide a reconciliation of EBITDA, as used in the attached press release, to operating earnings and should be read in conjunction with the Note to the Condensed Consolidated Statements of Earnings in the attached press release.


         ----------------------------------------------------------------------

         THREE MONTHS ENDED MARCH 31                       2004           2003
         (in thousands of US dollars)

         EBITDA                                         $ 9,723        $ 6,510
         Less: depreciation and amortization             (4,021)        (3,605)
                                                        -------        -------
         Equals: operating earnings                     $ 5,702        $ 2,905
         ----------------------------------------------------------------------


         ----------------------------------------------------------------------

         YEAR ENDED MARCH 31                               2004           2003
         (in thousands of US dollars)

         EBITDA                                        $ 54,294       $ 50,988
         Less: depreciation and amortization            (15,223)       (13,285)
                                                       --------       --------
         Equals: operating earnings                    $ 39,071       $ 37,703
         ----------------------------------------------------------------------






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRSTSERVICE CORPORATION


May 12, 2004                                   /s/ John B. Friedrichsen
                                               ---------------------------------
                                               John B. Friedrichsen
                                               Senior Vice President and
                                               Chief Financial Officer